                                  SCHEDULE 14A
                                (RULE 14(A)-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. ______ )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement            / /  Confidential, for Use of the Commission Only (as
/X/  Definitive Proxy Statement             permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material under Section 240.14a-12

                          TouchTunes Music Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    (5) Total fee paid:

    ----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ /  Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

    (3) Filing Party:

    ----------------------------------------------------------------------------

    (4) Date Filed:

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
                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                                 Notice of the
                         Annual Meeting of Stockholders
                              and Proxy Statement

YOUR VOTE IS IMPORTANT

It is important that your shares be represented and voted at the Annual Meeting of Stockholders. Check your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.

                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                                  May 12, 2003

Dear Stockholder:

    We are pleased to enclose your Notice of the Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders of TouchTunes Music Corporation (the "COMPANY") to be held on Wednesday, May 28, 2003, at 12:30 p.m., local time, at Le St. Sulpice Hotel, 414 St. Sulpice, Montreal, Quebec, H2Y 2V5, Canada.

    The Board of Directors hopes that you will be able to attend this stockholders' meeting. We look forward to meeting you and discussing with you significant events that have occurred during the Company's last year as well as its current prospects. If you are unable to be present in person or to be otherwise represented, please execute the enclosed Proxy Statement and return it at your earliest convenience in the enclosed envelope. You are urged to read the enclosed Proxy Statement, which contains information relevant to the actions to be taken at the meeting.

                                          Very truly yours,

                                          [SIGNATURE]

                                          Matthew Carson
                                          CORPORATE SECRETARY

                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                                 NOTICE OF THE
                         ANNUAL MEETING OF STOCKHOLDERS

To Stockholders
of TouchTunes Music Corporation:

    Notice is hereby given that the Annual Meeting of Stockholders of TouchTunes Music Corporation (the "COMPANY") will be held on Wednesday, May 28, 2003, at 12:30 p.m., local time, at Le St. Sulpice Hotel, 414 St. Sulpice, Montreal, Quebec, H2Y 2V5, Canada for the following purposes:

    (1) To elect eight directors to serve until the next annual meeting or until their successors are elected and qualified;

    (2) To consider and vote upon the ratification of the appointment of Ernst & Young LLP as the independent certified public accountants for the fiscal year ending December 31, 2003; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on May 12, 2003 are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

                                          By Order of the Board of Directors,

                                          [SIGNATURE]

                                          Matthew Carson
                                          CORPORATE SECRETARY

Montreal, Canada
May 12, 2003

                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                              GENERAL INFORMATION

    The Board of Directors (the "BOARD OF DIRECTORS" or the "BOARD") of TouchTunes Music Corporation (the "COMPANY"), hereby solicits your proxy in the form enclosed for use at the Annual Meeting of Stockholders to be held on Wednesday, May 28, 2003, or any adjournment(s) thereof ("ANNUAL MEETING"). The expenses of soliciting your proxy will be borne by the Company. The proxy statement and form of proxy are first being mailed to stockholders on or about May 14, 2003.

    At the Annual Meeting, stockholders will be asked:

    (1) to elect eight directors of the Company to serve until the next annual meeting of stockholders or until their successors are elected and qualified, and

    (2) to ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.

    Management currently is not aware of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

    Note that all dollar amounts set forth in this proxy statement are in United States dollars, except where otherwise indicated, and references herein to "dollars" or "$" are to United States dollars and references to "CDN" are to Canadian dollars.

    We urge you to date, sign and return your proxy in the enclosed envelope promptly to make certain that your shares will be voted at the Annual Meeting.

DATE, TIME AND PLACE

    The Annual Meeting will be held on Wednesday, May 28, 2003, 12:30 p.m., local time, at the Le St. Sulpice Hotel, 414 St. Sulpice, Montreal, Quebec, H2Y 2V5, Canada.

RECORD DATE; VOTING RIGHTS

    The Board of Directors has fixed the close of business on May 12, 2003 as the record date for determining stockholders entitled to receive notice of and to vote at the meeting and any adjournment thereof ("RECORD DATE"). On the Record Date, there were issued and outstanding 14,758,644 shares of the Company's Class A voting common stock, par value $.001 per share ("COMMON STOCK"), and the following shares of the Company's preferred stock entitled to vote at the meeting: 12,843,960 shares of Series A Preferred Stock, par value $.001 per share ("SERIES A PREFERRED STOCK") and 8,888,889 shares of Series B Preferred Stock, par value $.001 per share ("SERIES B PREFERRED STOCK", and collectively with the Series A Preferred Stock, the "VOTING PREFERRED STOCK"). The holders of Common Stock are entitled to one vote per share. The holders of each share of Voting Preferred Stock are entitled to a number of votes equal to the number of full shares of Common Stock that can be acquired upon conversion of such Voting Preferred Stock. Holders of record of the Common Stock and Voting Preferred Stock will vote together as a single class at the Annual Meeting. The presence in person or by proxy of stockholders entitled to cast at least a majority of the votes that all holders of the Common Stock and the Voting Preferred Stock are entitled to cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

    With respect to Proposal 1, the eight nominees for election as directors who receive the greatest number of votes cast at the Annual Meeting in person or represented by proxy, assuming that a quorum is present, will be elected as directors.

    With respect to Proposal 2, approval will require the affirmative vote of a majority of the total votes cast on the proposal in person or represented by proxy at the Annual Meeting.

    Abstentions (and broker non-votes) will not be counted for or against a proposal in determining the number of votes cast; however, such abstentions (and broker non-votes) shall be counted present for quorum purposes.

VOTING AND REVOCATION OF PROXIES

    The enclosed proxy is revocable at any time prior to the time voting is declared closed by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with the Corporate Secretary of the Company or by attending the Annual Meeting and voting in person. All properly executed proxies received by the Corporate Secretary prior to the time voting is declared closed, and not revoked prior to that time, will be voted at the meeting in accordance with their respective instructions, if any. Unless otherwise directed, proxies will be voted FOR the election of each of the nominees for director as shown on the form of proxy and FOR the ratification of the appointment of Ernst &
Young LLP as the independent certified public accountants of the Company, and in accordance with the proxies' best judgment on any other matters that may properly come before the Annual Meeting.

SOLICITATION OF PROXIES

    Proxies will be solicited chiefly by mail; however, certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefore, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of the stock.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

    Pursuant to the amended and restated bylaws of the Company, the Board of Directors has adopted a resolution setting the number of directors constituting the Board at eight.

    The proxies solicited hereby, unless directed to the contrary therein, will be voted FOR the election of the following eight nominees as directors of the Company, to hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. All such nominees are now directors of the Company. All nominees have consented to being named in this proxy statement and to serve if elected. The Board of Directors has no reason to believe that any nominee will be unavailable or unable to serve as a director, but if for any reason any nominee should not be available or able to serve, the accompanying proxy will be voted by the persons acting under said proxy in accordance with the recommendations of the Board of Directors.

    The nominees, their respective ages, the year in which each first became a director of the Company, and their principal occupations or employment during the past five years are as follows:

                             NOMINEES FOR DIRECTOR

NAME               AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----               ---  ------------------------------------------------------------
John Perrachon     48   JOHN PERRACHON, 48, has been a director of the Company since
                        June 2002, and was appointed President and Chief Executive
                        Officer of the Company on June 10, 2002. Previously,
                        Mr. Perrachon spent ten years, from 1986 to 1996, with BMG
                        Entertainment, where he held a series of progressively
                        responsible management roles. He was Senior Vice President,
                        Operations and Chief Financial Officer for BMG Direct
                        Marketing, Inc., a leading music club with approximately
                        $0.8 billion annual sales and 3,000 employees. He was also
                        President of BMG Direct, Ltd., BMG Direct's Canadian
                        subsidiary.

NAME               AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----               ---  ------------------------------------------------------------
                        From 1996 to 2001, Mr. Perrachon was employed by De Agostini
                        Atlas Editions, a $400-million/400-employee direct marketing company specializing in children's entertainment and
                        educational products, where he served as President and CEO, from 1999 to 2001 and was responsible for six international operating subsidiaries.

                        Mr. Perrachon earned a Master of Science in Engineering from the University of Pennsylvania in 1978 and an MBA from the
                        Wharton School of Business in 1983.

Tony Mastronardi   43   TONY MASTRONARDI, 43, has served as a director of the
                        Company since December 1994. On February 8, 2001,
                        Mr. Mastronardi was appointed Chairman of the Board of
                        Directors and on March 15, 2002, Mr. Mastronardi was
                        relieved of his position as Chairman of the Board of
                        Directors and was appointed Vice-Chairman of the Board of
                        Directors. From December 1994 to June 10, 2002,
                        Mr. Mastronardi was Chief Executive Officer of the Company.
                        Effective June 10, 2002, Mr. Mastronardi was named Executive
                        Vice President Business Development and Marketing of
                        the Company.

                        Mr. Mastronardi has 16 years of diverse business experience, holding senior management positions in various industries.
                        Mr. Mastronardi has had hands-on involvement in the
                        Company's jukeboxes since its conception. Between 1985 and
                        1994, Mr. Mastronardi was employed as a Vice President, and then President, of Les Pavages Samacon Inc., a
                        Montreal-based family-owned construction company.

Joel Schoenfeld    52   Mr. Schoenfeld has served as a director of the Company since
                        September 2000. Mr. Schoenfeld is recognized as one of the entertainment industry's leading experts on international
                        intellectual property, competition, and privacy issues.
                        Mr. Schoenfeld has focused on business development and
                        policy matters impacting the entertainment business
                        throughout the world. In recognition of this, he was
                        appointed in 1999 as one of 12 Commissioners on the Industry
                        Advisory Commission to the World Intellectual Property
                        Organization.

                        Since April 2000, Mr. Schoenfeld has been a consultant for
                        Schoenfeld Consulting LLC, a consulting firm located in
                        Stamford, Connecticut that focuses on management and
                        organizational issues in international markets and
                        intellectual property issues relating to the music industry.

                        From November 1989 to April 2000, Mr. Schoenfeld served as
                        Senior Vice President and General Counsel of
                        BMG Entertainment ("BMG"), the entertainment division of
                        Bertelsmann AG. There, he was responsible for all legal and business affairs of BMG worldwide. His duties included
                        negotiating and analyzing new and existing business ventures and territorial expansion on a global level; international intellectual policy issues; international antitrust and
                        competition legal matters; and privacy and database
                        protection compliance. Also, since 1989, Mr. Schoenfeld has served as an officer or director or both for more than 80
                        Bertelsmann AG-related companies in more than 35 countries.

                        In addition to the Company, Mr. Schoenfeld is currently a
                        director of two U.S. public companies: TTR Technologies and
                        Avalon Digital Media (formerly MindArrow Systems).

NAME               AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----               ---  ------------------------------------------------------------
Pierre Desjardins  61   Mr. Desjardins has served as a director of the Company since
                        December 2000. On March 15, 2002, Mr. Desjardins was
                        appointed Chairman of the Board of Directors of the Company.
                        From 1996 until 2000, Mr. Desjardins was the Chief Executive
                        Officer and Chairman of the Board of Directors of Total
                        Containment Inc., a U.S. public company that offers
                        engineering services, and underground containment equipment, in connection with the conveyance of fuels in service
                        stations in more than 65 countries. Effective January 2000,
                        Mr. Desjardins relinquished the Chief Executive Officer
                        position and remains as Chairman of the Board of Directors.

                        Mr. Desjardins also serves on the Board of Directors of Cinar and Uni-Select Inc., Canadian public companies.

Hubert Manseau     56   Mr. Manseau has served as a director of the Company since
                        February 2001. Since 1997, Mr. Manseau has been the
                        President and Chief Executive Officer of Societe Innovatech
                        du Grand Montreal, a high-tech venture capital firm
                        in Canada.

                        Mr. Manseau is Governor and former President of the Quebec
                        Venture Capital Association, Reseau Capital. He is also
                        Governor of the "Junior Chamber of Commerce of Montreal."
                        Mr. Manseau has been a member of the Board of Directors of the Canadian Network for the Advancement of Research,
                        Industry and Education. He also has been a member and
                        Chairman of the Board of the College Edouard-Montpetit, the
                        largest public college in Quebec. Mr. Manseau was a founding member of the Regional Internet Services of Quebec network and has also served as Vice-Chairman of the Board of
                        Directors of APO-Quebec, a Quebec research and development center for computer educational applications.

Didier Benchimol   42   Mr. Benchimol has served as director of the Company since
                        March 20, 2003. Mr. Benchimol has served as Senior Partner at CDP Technology Ventures since July 2002. Mr. Benchimol
                        held the position of Chairman and CEO of iMediation from
                        November 1998 to June 2002. From January 1995 to
                        November 1998, Mr. Benchimol served as Vice President &
                        General Manager of Netscape Communications EMEA.

Roland Ribotti     35   Mr. Ribotti has served as a director of the Company since
                        May 2000. With experience in finance, including venture
                        capital investments, Mr. Ribotti has held various management positions in the telecommunications sector. Since
                        August 1999, Mr. Ribotti has been a manager at CDP Capital
                        Communication, a subsidiary of the Caisse de depot et
                        placement du Quebec that invests in companies actively
                        operating in the communications field. From January 1997 to
                        August 1999, Mr. Ribotti was Director of Business
                        Investments at Bell Emergis/BCE Capital. From January 1995
                        to January 1997, Mr. Ribotti was the Associate Director-
                        Finance at Bell Canada.

                        Mr. Ribotti is on the board of directors of many other companies in Quebec and elsewhere in Canada.

NAME               AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----               ---  ------------------------------------------------------------
Guy Nathan         59   Guy Nathan has been a director of the Company since
                        December 1994. On March 15, 2002, Mr. Nathan's employment
                        with the Company was terminated. Mr. Nathan served as a
                        consultant to the Company until December 31, 2002 when he
                        was rehired as Executive Vice President Technology.
                        Mr. Nathan is a recognized inventor, having patented over
                        100 intellectual property inventions since 1965. He has
                        founded numerous research and development companies,
                        specializing in a variety of highly innovative products,
                        such as microradars for military use, videodiscs using laser and CD technology, high efficiency DC motors and interactive cable TV. He was directly involved in the creation of
                        photovoltaic-powered television transmitters and repeaters and microwave links; created a photovoltaic-powered modular television set for communal and educational TV use in third world countries; acted as consultant for numerous African
                        countries in matters of telecommunications, more
                        particularly in setting-up radio and television networks by satellite; developed satellite dish antennas for direct
                        television reception in KU band; and developed and patented an interactive cable TV system.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                             NOMINEES NAMED HEREIN

MEETINGS AND COMMITTEES OF THE BOARD

    During the fiscal year ended December 31, 2002 ("FISCAL 2002"), the Board of Directors held eight meetings, one of which was by telephone conference and seven of which were held in person. During their term, all of the then incumbent directors were present for at least 75% of the meetings of the Board and the committees of the Board on which they serve.

    The Board of Directors has three standing committees: an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee.

    The Audit Committee is responsible for providing assistance to the Board of Directors in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, financial reporting, internal control, and compliance functions of the Company and its subsidiaries. The Audit Committee oversees the audit function and recommends to the Board of Directors the appointment of the independent auditors. It also reviews with management and the independent auditors its annual audit findings. In discharging its responsibilities, the Audit Committee is entitled to rely upon the reports, findings, and representations of the Company's auditors, legal counsel, and responsible officers. The Audit Committee met nine times in fiscal 2002. On February 10, 2003, the Board of Directors adopted a revised charter for the Audit Committee, the complete text of which is reproduced in Appendix A to this Proxy Statement. The three members of the Audit Committee are Pierre Desjardins, Didier Benchimol and Joel Schoenfeld, of which two members, Mr. Desjardins and Mr. Schoenfeld, are "independent" as such term is defined in Rule 4200(a)(15) of the NASD listing standards.

    The Compensation Committee is responsible for recommending to the Board of Directors the persons to be elected as executive officers of the Company and establishing the compensation of the executive officers of the Company. The Compensation Committee also makes recommendations to the Board of Directors or otherwise takes action regarding the adoption or amendment of employee benefit, bonus, incentive compensation or similar plans and is responsible for the oversight and administration of such plans. The Compensation Committee met three times in fiscal 2002.

    The Nominating and Corporate Governance Committee appointed by Resolution of the Board of Directors on December 9, 2002 was formed in 2003 and has adopted terms of reference. The Chairman of the Nominating and Corporate Governance Committee is Joel Schoenfeld and the Committee has not met yet.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
  DECISIONS

    The Compensation Committee is comprised entirely of outside directors. The three members of the Compensation Committee are Pierre Desjardins, as Chairman; Roland Ribotti; and Didier Benchimol. None of the Company's executive officers served on the compensation committee of another entity or any other committee of the board of directors of another entity performing similar functions during fiscal 2002.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls.

    In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements. The committee also reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles, the matters required to be discussed by Statement of Auditing Standards No. 61 and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board. Further, the committee received from the auditors disclosure regarding the auditors' independence required by Independence Standards Board No. 1. The committee discussed with the Company's independent auditors the overall scope and plans for their audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

    In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved), that the audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission. The committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                          Pierre Desjardins, Audit Committee
                                          Chair
                                          Joel Schoenfeld, Audit Committee
                                          Member
                                          Didier Benchamol, Audit Committee
                                          Member

March 31, 2003

AUDITOR INDEPENDENCE

    Ernst & Young LLP, the member firms of Ernst & Young International, Ltd. and their respective affiliates are the principal accountants of the Company. Further, Ernst & Young LLP provides other non-audit services to the Company and its subsidiary, mainly the preparation of income tax returns. The Audit Committee of the Company's Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

    The Company did not pay any financial information system design and implementation fees to Ernst & Young LLP during 2002.

AUDIT FEES

    Ernst & Young LLP billed the Company and its subsidiary $237,642 for the following professional services: audit of the annual consolidated financial statements of the Company for the fiscal year ended December 31, 2002, and review of the interim financial statements included in quarterly reports on Form 10-QSB for the periods ended March 31, June 30 and September 30, 2002.

ALL OTHER FEES

    Ernst & Young LLP billed the Company and its subsidiary $79,000 for other services rendered during the fiscal year ended December 31, 2002.

COMPENSATION OF DIRECTORS

    Executive officers of the Company who are directors or members of committees of the Board of Directors of the Company receive no compensation for serving in such positions.

    The two independent directors, Joel Schoenfeld and Pierre Desjardins, receive an annual fee of $10,000 for attending at least 50% of the meetings, plus attendance fees of $1,500 for each Board of Directors meeting attended in person, $1,000 for each committee meeting attended in person and $500 for each Board or committee meeting attended by phone. Independent directors who serve as committee chairmen receive an additional $500 per meeting.

    Mr. Desjardins received additional fees of $88,200 CDN during the year 2002 for services rendered as Chairman of the Board of the Company for the years 2000 and 2001.

    Mr. Schoenfeld received additional fees of $19,300 during the year 2002 for consulting services rendered to the Company.

    Mr. Nathan received additional fees of $93,500 CDN during the year 2002 for consulting services rendered to the Company.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The Summary Compensation Table below shows, for the years 2000 through 2002 (except as otherwise noted), the compensation paid or awarded to Mr. Perrachon, President and Chief Executive Officer, and the four other executive officers of the Company who were employed by the Company as of December 31, 2002 and whose total annual salary and bonus for the fiscal year ended December 31, 2002 exceeded $100,000 (collectively, the "NAMED EXECUTIVES").

---------------------------------------------------------------------------------------------------------
                                                                              LONG-TERM
                                                ANNUAL COMPENSATION         COMPENSATION
                                            ----------------------------   ---------------
                                                                               AWARDS
                                                                           ---------------
                                                                             SECURITIES
                                                                             UNDERLYING       ALL OTHER
                                  FISCAL        SALARY          BONUS       OPTIONS/SARS     COMPENSATION
NAME AND PRINCIPAL POSITION        YEAR          ($)             ($)        (# OF SHARES)       ($)**
---------------------------------------------------------------------------------------------------------
John B. Perrachon                  2002     148,077(1)           --         1,500,000            --
President and Chief Executive      2001         --               --            --                --
Officer                            2000         --               --            --                --
---------------------------------------------------------------------------------------------------------
Tony Mastronardi                   2002     184,598 CDN
Executive Vice President           2001     150,000 CDN          --            --             14,703 CDN
Business Development and           2000     150,000 CDN          --           250,000         12,423 CDN
Marketing                                                        --            51,000*        12,423 CDN
---------------------------------------------------------------------------------------------------------
Linda Komorsky                     2002     187,523(2)
Vice President, Business           2001       150,000            --                             5,400
  Affairs, Music Rights and        2000       150,000            --            --               7,200
Licenses                                                       40,000         253,000(5)*       7,200
---------------------------------------------------------------------------------------------------------
Matthew Carson                     2002     173,355 CDN      20,000 CDN        --               2,790
Vice President Finance, CFO        2001     102,084 CDN(3)       --           175,000            --
                                   2000         --               --            --                --
---------------------------------------------------------------------------------------------------------
Dan McAllister                     2002       102,344          36,230          --               6,000
Vice President, Coin-Operated      2001       105,300            --            15,000            --
Sales                              2000       118,865            --           109,550            --
---------------------------------------------------------------------------------------------------------

* Options originally granted in 1998 and 1999 were cancelled and reissued on April 19, 2000 under the 2000 Plan. The exercise price and terms of the options granted under the 2000 Plan are the same as the exercise price and terms of the options cancelled.

** Other compensation relates to automobile benefits and / or insurance for executives.

(1) Mr. Perrachon's employment with the Company began on June 10, 2002.

(2) Includes a severance payment of $75,000 paid to Ms. Komorsky in respect of her previous employment agreement. Ms. Komorsky has been subsequently rehired and has entered into a new employment agreement.

(3) Mr. Carson's employment with the Company began on June 1, 2001.

(4) Mr. Mastronardi also served as Chief Executive Officer until June 10, 2002.

(5) These options have been cancelled.

STOCK OPTIONS

    The following table sets forth further information regarding grants of options to purchase Common Stock made by the Company during fiscal 2002 to the Named Executives.

------------------------------------------------------------------------------------------------------------
                             INDIVIDUAL OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------
                                         NUMBER OF          PERCENTAGE OF
                                         SECURITIES      TOTAL OPTIONS/SARS
                                         UNDERLYING    GRANTED TO EMPLOYEES IN   EXERCISE PRICE
                                        OPTIONS/SARS         FISCAL 2001           PER SHARE      EXPIRATION
NAME                                      GRANTED                (%)                  ($)            DATE
------------------------------------------------------------------------------------------------------------
John B. Perrachon                         1,500,000              99%                  0.40        June 2012
------------------------------------------------------------------------------------------------------------

    The following table summarizes certain information regarding outstanding options held by the Named Executives as of December 31, 2002.

----------------------------------------------------------------------------------------------------------------------
                               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                          FISCAL YEAR-END OPTION/SAR VALUES
----------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF SECURITIES UNDERLYING           VALUE OF UNEXERCISED
                                                      UNEXERCISED OPTIONS/SARS AT          IN-THE-MONEY OPTIONS/SARS
                           SHARES        VALUE              FISCAL YEAR END                AT FISCAL YEAR END ($)(1)
                         ACQUIRED ON    REALIZED    --------------------------------      ----------------------------
NAME                      EXERCISE        ($)       EXERCISABLE       UNEXERCISABLE       EXERCISABLE    UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
John B. Perrachon          --            --             --               1,500,000            **              **
----------------------------------------------------------------------------------------------------------------------
Tony Mastronardi           --            --            113,500             187,500            **              **
----------------------------------------------------------------------------------------------------------------------
Linda Komorsky             --            --             --                 --                 **              **
----------------------------------------------------------------------------------------------------------------------
Matthew Carson             --            --             43,750             131,250            **              **
----------------------------------------------------------------------------------------------------------------------
Dan McAllister             --            --             87,050              37,500            **              **
----------------------------------------------------------------------------------------------------------------------

(1) Value is calculated as the difference between the fair market value of a share of Common Stock on December 31, 2002 ($0.34 per share) and the exercise price of the options.

**  None of the unexercised options were in-the-money.

EMPLOYMENT AGREEMENTS

    JOHN PERRACHON

    On June 10, 2002, the Company entered into an employment agreement with Mr. Perrachon as the Company's President and Chief Executive Officer.

    The employment agreement provides for a base salary of $275,000. Depending upon his performance and that of the Company, Mr. Perrachon will be eligible for an annual bonus of up to 100% of his base salary. In addition, Mr. Perrachon was granted options to purchase an aggregate of 1,500,000 shares of Common Stock at $0.40 per share with 500,000 shares vesting at June 10, 2003 and the balance vesting at the rate of 125,000 options quarterly over the subsequent two years. Mr. Perrachon's employment is terminable at any time by either party upon three months prior written notice to the Company. In the event of termination by the Company without cause, the Company shall pay Mr. Perrachon severance equal to 12 months of his base salary.

    TONY MASTRONARDI

    Effective January 1, 2003, the Company entered into an employment agreement with Mr. Mastronardi as the Company's Executive Vice President, Business Development and Marketing.

    The employment agreement provides for a base salary of $180,000 CDN. Depending upon his performance and that of the Company, Mr. Mastronardi will be eligible for an annual bonus of up to 45% of his base salary.

Mr. Mastronardi's employment is terminable at any time by either party upon three months prior written notice to the Company. In the event of termination by the Company without cause, the Company shall pay Mr. Mastronardi severance equal to 12 months of his base salary.

    GUY NATHAN

    Effective January 1, 2003, the Company entered into an employment agreement with Mr. Nathan as the Company's Executive Vice President, Technology.

    The employment agreement provides for a base salary of $170,000 CDN. Depending upon his performance and that of the Company, Mr. Nathan will be eligible for an annual bonus of up to 45% of his base salary. Mr. Nathan's employment is terminable at any time by either party upon three months prior written notice to the Company. In the event of termination by the Company without cause, the Company shall pay Mr. Nathan severance equal to 12 months of his base salary.

    LINDA KOMORSKY

    On August 19, 2002, the Company entered into an employment agreement with Ms. Komorsky as the Company's Vice President, Business Affairs.

    The employment agreement provides for a base salary of $150,000. Depending upon her performance and that of the Company, Ms. Komorsky will be eligible for an annual bonus of up to 30% of her base salary. Ms. Komorsky's employment is terminable at any time by either party upon three months prior written notice to the Company. In the event of termination by the Company without cause, the Company shall pay Ms. Komorsky severance equal to 3 months of her base salary.

    MATTHEW CARSON

    On June 1, 2001, the Company entered into an employment agreement with Mr. Carson as the Company's Vice President, Finance and Chief Financial Officer.

    The employment agreement provides for a base salary of $175,000. Depending upon his performance and that of the Company, Mr. Carson will be eligible for an annual bonus of up to 50% of his base salary. In addition, Mr. Carson was granted options to purchase an aggregate of 175,000 shares of Common Stock at $1.15 per share vesting at the rate of 43,750 shares on June 1 of each of the four years commencing in the year 2002. Mr. Carson's employment is terminable at any time by either party upon three months prior written notice to the Company. In the event of termination by the Company without cause, the Company shall pay Mr. Carson severance equal to 9 months of his base salary.

    DAN MCALLISTER

    On May 4, 2002, the Company entered into an employment agreement with Mr. McAllister as the Company's Vice President Coin-Operated Sales.

    The employment agreement provides for a base salary of $100,000. Depending upon his performance and that of the Company, Mr. McAllister will be eligible for monthly, quarterly and annual bonuses. Mr. McAllister's employment is terminable at any time by either party upon three months prior written notice to the Company. In the event of termination by the Company without cause, the Company shall pay Mr. McAllister severance equal to 6 months of his base salary.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    Set forth below is certain information regarding persons who are Executive Officers of the Company and who are not directors of the Company.

    MATTHEW CARSON, 44, has served as the Company's Vice President Finance and Chief Financial Officer since June 2001. From November 1998 to May 2001,
Mr. Carson was employed by MDP Worldwide Entertainment Inc., a film production and distribution company, where he held the position of Vice President, Finance, and Chief Financial Officer.

    From November 1997 to November 1998, Mr. Carson was Vice President, Business Development, for BHVR Communications Inc. a communications company, where his responsibilities included identifying and coordinating merger and acquisition opportunities. Prior to 1997, Mr. Carson worked with Ernst & Young LLP, where he was appointed to Partner of its Corporate Finance Group in 1993.

    LINDA KOMORSKY, 58, has served as the Company's Vice-President, Business Affairs, Music Rights and Licenses since March 1998. Ms. Komorsky, who is based in Los Angeles, has in excess of 25 years experience in the music industry where she has held several senior positions with diverse responsibilities at national and international levels. Most recently, from February 1991 to September 1997, she served on the worldwide management committee of BMG Music Publishing International, as Vice President, International Acquisitions and Marketing. Reporting directly to the chief executive officer, Ms. Komorsky had specific responsibilities with respect to the strategic growth of BMG Music Publishing at a worldwide level.

    DAN MCALLISTER, 38, has served as Vice President Coin-Operated Sales since March 15, 2002. Mr. McAllister had previously served as the Director of Sales for the Company since August of 1997. In this position he was responsible for developing and implementing a field sales and sales support team.

    Mr. McAllister received his BS from Babson College in Wellesley, Massachusetts.

                              BENEFICIAL OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of March 28, 2003 (except as otherwise noted in the footnotes) regarding the beneficial ownership of the Company's voting securities of: (i) each of the Company's directors; (ii) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock or the Voting Preferred Stock; (iii) each of the Named Executives; and (iv) all current directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.

                                          NUMBER OF SHARES BENEFICIALLY OWNED DIRECTLY OR INDIRECTLY
                                      ------------------------------------------------------------------
                                                                VOTING PREFERRED        TOTAL NUMBER OF         PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER     COMMON STOCK               STOCK(1)           VOTING SECURITIES       OF CLASS*
------------------------------------  -------------------       ----------------       -----------------       ---------
CURRENT DIRECTORS

John B. Perrachon................         --                        --                       --                  **
45 Mayhew
Larchmont, NY
10538-2740

Tony Mastronardi.................     10,507,680(2)(3)(4)(13)       --                     10,507,680            25.7%
4973 Felix-McLearnan
Pierrefonds, Quebec H8Y 3L2

Guy Nathan.......................     10,394,010(2)(3)((13)         --                     10,394,010            25.6%
80 Berlioz, Apt. 1106
Nun's Island, Quebec H3E 1N9

Joel Schoenfeld..................         20,000(9)                 --                         20,000            **
1177 High Ridge Road
Stamford, CT 06905

                                          NUMBER OF SHARES BENEFICIALLY OWNED DIRECTLY OR INDIRECTLY
                                      ------------------------------------------------------------------
                                                                VOTING PREFERRED        TOTAL NUMBER OF         PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER     COMMON STOCK               STOCK(1)           VOTING SECURITIES       OF CLASS*
------------------------------------  -------------------       ----------------       -----------------       ---------
Hubert Manseau...................         --                        --                       --                  --
c/o Societe Innovatech du Grand
Montreal Grand Montreal
2020 University Street,
Suite 1527
Montreal, Quebec
H3A 2A5

Roland Ribotti...................         --                        --                       --                  --
c/o CDP Capital Communications
1000, place Jean-Paul Riopelle
Montreal, Quebec
H2Z 2B3

Pierre Desjardins................         54,400(9)                 --                         54,400            **
700 Marie Le-Ber Road,
Apt. 201
Nun's Island, Quebec
H3E 1P2

Didier Benchimol.................         --                        --                       --                  --
c/o CDP Capital Ventures
128 rue du Faubourg Saint
Honore
75008 Paris France

5% BENEFICIAL OWNERS

Tonino Lattanzi..................     10,737,714(2)(3)(5)(13)       --                     10,737,714            26.3%
12 Rue Dubois
Clamart 92140 France

CDP Capital Technologies.........         --                    11,457,996(6)(13)          12,569,107            30.8%
1000, place Jean-Paul Riopelle
Montreal, Quebec
H2Z 2B3

Societe Innovatech du Grand
Montreal.........................         --                     3,608,186(7)(13)           3,608,186             8.8%

2020 University Street
Montreal, Quebec H3A 2A5

CDP Capital Communications.......         --                     6,666,667(13)             10,000,000            24.5%
1000, place Jean-Paul Riopelle
Montreal, Quebec
H2Z 2B3

Techno Expres....................     10,001,090(2)(13)             --                     10,001,090            24.5%
36 rue du Marche Alfortville,
94140 France

                                          NUMBER OF SHARES BENEFICIALLY OWNED DIRECTLY OR INDIRECTLY
                                      ------------------------------------------------------------------
                                                                VOTING PREFERRED        TOTAL NUMBER OF         PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER     COMMON STOCK               STOCK(1)           VOTING SECURITIES       OF CLASS*
------------------------------------  -------------------       ----------------       -----------------       ---------
NAMED EXECUTIVES(10)

Linda Komorsky...................         --                        --                       --                  **
1600 South Rexford Drive
Los Angeles, CA 90035

Matthew Carson...................         43,750(11)                --                         43,750            **
105 Jasper
Town of Mount Royal, Quebec
H3P 1K1

Dan McAllister...................         87,050(13)                --                         87,050            **
702 Randolph Avenue
Fort Washington, PA
19034

ALL CURRENT DIRECTORS AND EXECUTIVE
  OFFICERS AS A GROUP
(10 PERSONS)....................      10,692,880                    --                     10,692,880            26.2%

* The Common Stock and Voting Preferred Stock vote together as a single class. Percentage amounts based on all outstanding Common Stock, Series A Preferred Stock, Series B Preferred Stock and options to purchase Common Stock which are exercisable within 60 days of March 28, 2003

**  Less than 1%.

 (1) Voting Preferred Stock includes both Series A Preferred Stock and Series B Preferred Stock. The holders of each share of Voting Preferred Stock are entitled to a number of votes equal to the number of full shares of Common Stock that can be acquired upon conversion of such Voting Preferred Stock.

 (2) Messrs. Mastronardi, Nathan and Lattanzi each own 33% of the capital stock of Techno Expres, SA, a French corporation with offices at 36, rue du Marche, Alfortville 94140 France, which owns 10,001,920 shares of Common Stock, which represents approximately 68.4% of the total number of shares of Common Stock outstanding, and approximately 24.5% of the total number of the Company's outstanding voting securities. These 10,001,920 shares of Common Stock are subject to the Voting Trust and Limited Shareholders Agreement, dated May 18, 2000, discussed below in footnote 13 to this beneficial ownership table and in "Certain Relationships and Related Transactions."

 (3) Messrs. Mastronardi, Nathan and Lattanzi own 50%, 16.67% and 33.33%, respectively, of the capital stock of TouchTunes Juke Box Inc., a Canadian corporation, with offices at 4973 Felix-McLearnan, Pierrefonds, Quebec, H8Y 3L2. TouchTunes Juke Box Inc. holds 393,090 shares of Common Stock, which represents approximately 2.7% of the total number of shares of Common Stock outstanding, and approximately 0.97% of the total number of the Company's outstanding voting securities.

 (4) Includes options to purchase 113,500 shares of Common Stock that are exercisable within 60 days of March 28, 2003.

 (5) Mr. Lattanzi indirectly owns Neturba SRL, an Italian corporation with offices at via Bonafica 26 63040 Malitignano, Italy. Neturba SRL holds 14,666 shares of Common Stock.

 (6) Represents 9,235,774 shares of Series A Preferred Stock and 2,222,222 shares of Series B Preferred Stock held by CDP Capital Technologies. The Series A Preferred Stock is convertible share for share (subject to certain antidilutive provisions) into Common Stock, at the option of the holder, within 60 days of March 28, 2003. The Series B Preferred Stock is convertible into 3,333,333 shares of Common Stock.

 (7) Represents 3,608,186 shares of Series A Preferred Stock held by Societe Innovatech du Grand Montreal that are convertible share for share (subject to certain antidilutive provisions) into Common Stock, at the option of the holder, within 60 days of March 28, 2003.

 (8) Represents 6,666,667 shares of Series B Preferred Stock held by CDP Capital Communications that are convertible (subject to certain antidilutive provisions) into 10,000,000 shares of Common Stock, at the option of the holder, within 60 days of March 28, 2003.

 (9) Includes options to purchase 20,000 shares of Common Stock that are exercisable with 60 days of March 28, 2003 and 33,400 common shares held directly by Mr. Desjardins.

(10) Other than John B. Perrachon, Tony Mastronardi and Guy Nathan, who are listed in the chart as Directors or 5% Beneficial Owners, respectively.

(11) Includes options to purchase 43,750 shares of Common Stock that are exercisable within 60 days of March 28, 2003.

(12) Includes options to purchase 87,050 shares of Common Stock that are exercisable within 60 days of March 28, 2003

(13) These shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock are subject to a Voting Trust and Limited Shareholders Agreement, dated May 18, 2000, among Techno Expres, CDP Capital Technologies, Societe Innovatech du Grand Montreal, CDP Capital Communications and the Company. For more information regarding this Voting Trust and Limited Shareholders Agreement, please see the discussion below, "Certain Relationships and Related Transactions."

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The reporting persons Matthew Carson, John Perrachon and Dan McAllister filed neither Form 3 upon becoming a reporting person of the Company nor Form 4 to reflect the stock options granted to them. Such reporting persons, also, did not file Form 5 within the prescribed time. The Form 3 of these reporting persons were filed in March 2003. Matthew Carson, John Perrachon and Dan McAllister do not own, directly or indirectly, any of the Company's Common Stock or Preferred Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    TRANSACTIONS WITH 5% BENEFICIAL OWNERS

    The Company's funding has come principally from a group of three investors:
Societe Innovatech du Grand Montreal, CDP Capital Technologies and CDP Capital Communications To date, they have collectively invested approximately
$43 million in the Company, which has provided the Company with sufficient capital resources to finance its start-up activities and to commence commercial operations.

    In May 2000, the Company issued an aggregate of 8,888,889 shares of Series B Preferred Stock to CDP Capital Technologies and CDP Capital Communications. Specifically, the Company issued 2,222,222 shares of Series B Preferred Stock to CDP Capital Technologies in exchange for the conversion of $5,000,000 in prior advances to the Company. The remaining 6,666,667 shares of Series B Preferred Stock were issued to CDP Capital Communications in exchange for proceeds consisting of (i) $14,000,000 in cash and (ii) $1,000,000 previously advanced by CDP Capital Communications to the Company. CDP Capital Communications received $136,370 as a fee for its financial services with respect to this transaction among the Company, CDP Capital Technologies and CDP Capital Communications.

    In July 2001, the Company's Board of Directors approved the terms of an unsecured loan facility (the "Unsecured Loan Facility"), from CDP Capital Communications and CDP Capital Technologies, for up to a maximum of $5 million. Under these terms, CDP Capital Communications and CDP Capital Technologies committed to lend up to $3 million and $2 million, respectively. As of December 31, 2002, $3.5 million had been advanced by CDP Capital Communications and CDP Capital Technologies in the form of promissory notes ("CDP Notes"), excluding accrued interest of $0.8 million thereon, bearing interest at the rate of 20% per annum, repayable 30 days after issuance unless exchanged earlier for debentures issuable under the Unsecured Loan Facility.

    On December 20, 2002, the Company issued convertible debentures ("Debentures") to two principal stockholders, namely CDP Capital Communications and CDP Capital Technologies, for a principal amount of $400,000 each, bearing interest at 20% per annum and maturing on June 30, 2003, provided the Company entered into a debenture subscription agreement by January 6, 2003. Unless repaid in full at maturity, or earlier upon the occurrence of an event of default, the Debentures are convertible at the option of CDP Capital Communications and CDP Capital Technologies into Series B preferred shares at a conversion price of $0.50 per share.

    As a result of on-going negotiations aimed at recapitalizing the Company by way of conversion of all of these principal stockholders' loans and the Company's retractable Series B Preferred Stock into permanent capital stock, the Unsecured Loan Facility agreement and the Debentures' subscription agreement had not been executed as initially contemplated by December 31, 2002 and January 6, 2003, respectively.

    On March 28, 2003, CDP Capital Communications and CDP Capital Technologies reconfirmed that the requirements to execute the Unsecured Loan Facility agreement in regard to the CDP Notes were effectively waived on a timely basis. Moreover, CDP Capital Communications and CDP Capital Technologies waived the requirement, under the Debentures, to execute the Debentures' subscription agreement by January 6, 2003 and the Company agreed to enter into a Debentures' subscription agreement on or before June 15, 2003, failure of which will provide CDP Capital Communications and CDP Capital Technologies with repayment and conversion rights. Furthermore, the maturity date under the CDP Notes and the Debentures were extended to April 1, 2004.

    The Company entered into a Voting Trust and Limited Shareholders Agreement, dated May 18, 2000 (the "VOTING AGREEMENT"), with Techno Expres, CDP Capital Technologies, Societe Innovatech du Grand Montreal, and CDP Capital Communications (collectively, the "Shareholders"). The Shareholders collectively hold 21,732,849 shares of the Voting Preferred Stock, which represents approximately 64.1% of the voting power of the Company's capital stock.

    The voting rights and powers of the Shareholders under the Voting Agreement include, but are not limited to, the following:

    - SELECTION OF DIRECTORS: Pursuant to the terms of the Voting Agreement, the Shareholders shall vote their shares of Common Stock and Voting Preferred Stock to ensure that at least seven directors are elected to the Board of Directors of the Company. Generally, of the seven directors: (i) three shall be nominees of CDP Capital Technologies, Societe Innovatech du Grand Montreal and CDP Capital Communications (collectively, the "Investors"), so long as the Investors collectively own 15% of the outstanding voting securities of the Company; (ii) two shall be nominees of Techno Expres, so long as Techno Expres owns at least 20% of the outstanding voting securities of the Company; and (iii) the remaining two shall be nominees of such five nominees, but shall not be employees or persons related to or affiliated with shareholders, directors or officers of the Company or of the Investors.

    - MATTERS SUBJECT TO THE APPROVAL OF TWO OF THE THREE INVESTORS: Until the Company completes its next public offering, or for so long as the Investors collectively own at least 15% of the voting securities of the Company, the Shareholders agree to cause the Company to submit certain corporate actions for the prior approval of at least two of the three Investors. Such actions include: (i) establishing the annual budget;
      (ii) hiring and firing any senior officers or employees; (iii) amending the Articles of Incorporation or Bylaws; (iv) entering into loan agreements, asset agreements, acquisition agreements or other transactions not in the ordinary course of business; (v) creating subsidiaries; and
      (vi) settling any legal proceedings.

    - MATTERS SUBJECT TO THE APPROVAL OF ALL THREE INVESTORS: Until the Company completes its next public offering, or for so long as the Investors collectively own at least 15% of the voting securities of the Company, the Shareholders agree to cause the Company to submit for the prior approval of all three Investors any corporate action that would result in: (i) any change in the capital stock of the Company; (ii) a merger, consolidation, or sale of all or a substantial part of the assets of the Company; or
      (iii) a declaration of dividends or the redemption of the Company's capital stock, other than in conformity with its Articles of Incorporation.

    - FAILURE TO REDEEM SERIES B PREFERRED SHARES: Under the terms of the Voting Agreement, in the event that the Company fails to redeem the shares of Series B Preferred Stock held by the Shareholders in accordance with the Company's Articles of Incorporation, the Shareholders may act to (i) sell all of their shares of stock in the Company; (ii) sell all of the assets of the Company, or (iii) dissolve or liquidate the Company.

    The Voting Agreement terminates upon the happening of one of the following:
(i) all of the issued and outstanding shares of the Company are owned by one person; (ii) the bankruptcy or dissolution (whether voluntary or involuntary) of the Company; or (iii) by written consent of all of the Investors.

    TRANSACTIONS WITH THE COMPANY'S EXECUTIVES

    The description of employment agreements between the Company and the Named Executives, as described above in the section entitled "Employment Agreements" under Executive Compensation is incorporated herein by reference.

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

    On March 18, 2003, the Board of Directors selected the firm of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2003 ("FISCAL 2003"). This nationally known firm has no direct or indirect financial interest in the Company.

    The Board of Directors is submitting the selection of Ernst & Young LLP as the Company's independent auditor for fiscal 2003 for ratification by the stockholders at the Annual Meeting. If a majority of the shares of Common Stock, together with the Voting Preferred Stock, represented in person or by proxy at the meeting are not voted for ratification, the Board will reconsider its appointment of Ernst & Young LLP as independent auditors for fiscal 2003.

    A representative of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so. It is anticipated that such representative will be available to respond to appropriate questions from stockholders.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT
               OF ERNST & YOUNG LLP AS AUDITORS FOR FISCAL 2003.

                                 OTHER BUSINESS

    The Company does not presently know of any matters that will be presented for action at the meeting other than those set forth herein. If other matters properly come before the meeting, proxies submitted on the enclosed form will be voted by the persons named in the enclosed form of proxy in accordance with their best judgment.

                                 ANNUAL REPORTS

    THE COMPANY HAS FILED WITH THE SEC AN ANNUAL REPORT ON FORM 10-KSB/A
FOR FISCAL 2002. THE COMPANY'S FORM 10-KSB/A IS ENCLOSED WITH THIS PROXY STATEMENT. COPIES OF THE FORM 10-KSB/A ARE AVAILABLE, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE COMPANY AT C/O TOUCHTUNES DIGITAL JUKEBOX, INC. 3 COMMERCE PLACE, 4TH FLOOR, NUNS' ISLAND, MONTREAL, QUEBEC H3E 1H7, ATTENTION:
MATTHEW CARSON, AND ALSO MAY BE ACCESSED ELECTRONICALLY BY MEANS OF THE SEC'S HOME PAGE ON THE INTERNET AT "HTTP://WWW.SEC.GOV".

                      2004 ANNUAL MEETING OF STOCKHOLDERS

    It is presently contemplated that the annual meeting of stockholders following fiscal 2003 (the "2004 ANNUAL MEETING") will be held on or about
May 15, 2004. Under the current rules of the Securities and Exchange Commission, in order for any appropriate stockholder proposal to be considered for inclusion in the proxy materials of the Company for the 2004 Annual Meeting, it must be received by the Corporate Secretary of the Company, located at TouchTunes Music Corporation, 1800 Sahara Avenue, Suite 107, Las Vegas, Nevada 89104, no later than the close of business on January 15, 2004 by certified mail, return receipt requested.

    Pursuant to the proxy rules under the Securities Exchange Act of 1934, the Company's stockholders are notified that the deadline for providing the Company with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2004 Annual Meeting will be March 31, 2004. As to all such proposals about which the Company does not have notice on or prior to that date, discretionary authority to vote on such proposal shall be granted to the persons designated in the Company's proxy statement related to the 2003 Annual Meeting. If notice of such a stockholder proposal is received by the Company on or prior to such date, such proposal is properly presented at the 2004 annual meeting and is not included in the Company's proxy statement for such meeting, the proxies appointed by the Company may exercise discretionary authority if, in such proxy statement, the Company advises stockholders on the nature of such proposal and how the proxies appointed by the Company intend to vote on such proposal, unless the stockholder submitting such proposal satisfies certain requirements of the Securities and Exchange Commission, including the mailing of a separate proxy statement to the Company's stockholders.

                                          By Order of the Board of Directors,

                                          [SIGNATURE]

                                          Matthew Carson
                                          CORPORATE SECRETARY

                            AUDIT COMMITTEE CHARTER

ORGANIZATION

    This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The committee shall be appointed by the Board of Directors and shall comprise at least three directors, all of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one shall have accounting or related financial management expertise.

STATEMENT OF POLICY

    The audit committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's consolidated financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's consolidated financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

    The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's consolidated financial statements, and the independent auditors are responsible for auditing those consolidated financial statements. The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

    The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

    The committee shall have a clear understanding with management and the independent auditors that the independent auditors are accountable to the Board and the audit committee, as representatives of the Company's shareholders. The committee shall have the authority and responsibility to hire and evaluate and, where appropriate, recommend the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standard Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval. The committee shall approve the auditing fees as well as all non-audit services.

    The committee shall discuss with the independent auditors the overall scope and plans for their audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

    The committee shall review the interim consolidated financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-QSB. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review. The committee will meet with the auditors without the presence of management quarterly and report to the Board.

    The committee shall review with management and the independent auditors the consolidated financial statements to be included in the Company's Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the consolidated financial statement. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                                                  [PRINTER LOGO]

                                                     P4254MTL03

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

                          TOUCHTUNES MUSIC CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 28, 2003


         The undersigned hereby appoints John B. Perrachon and Matthew Carson and either of them, proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock of TouchTunes Music Corporation (the "Company") that the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on May 28, 2003, and at any adjournments thereof with all powers the undersigned would possess if personally present, as follows on the reverse side of this proxy card.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED IN
ITEM 1, AND FOR APPROVAL OF THE PROPOSAL LISTED IN ITEM 2. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.

                    (CONTINUED ON OTHER SIDE, PLEASE SIGN AND
              DATE ON OTHER SIDE, AND RETURN IN ENCLOSED ENVELOPE)

-------------------------------------------------------------------------------

                   SOLID      FOLD AND DETACH HERE      SOLID
                 TRIANGLE                             TRIANGLE

                                                    -------------  -----
                                                    Please mark      X
                                                    your votes     -----
                                                    as
                                                    indicated in
                                                    -------------



------------------------------------------------------  -----------------------------------------------------------
Item 1. Election of John B. Perrachon, Tony             Item 2. Proposal to ratify the appointment of Ernst &
Mastronardi, Guy Nathan, Joel Schoenfeld, Pierre        Young, LLP, as auditors for fiscal year ending
Desjardins, Hubert Manseau, Didier Benchimol and        December 31, 2003
Roland Ribotti

        For         Withhold Authority                        For        Against        Abstain
      -------            -------                            -------      -------        -------


      -------            -------                            -------      -------        -------

------------------------------------------------------  -----------------------------------------------------------
Item 3. In their discretion, such other matters as may
properly come before the meeting or adjournment thereof


        For        Against        Abstain
      -------      -------        -------


      -------      -------        -------

------------------------------------------------------  -----------------------------------------------------------


                                                        Date:__________________, 2003

                                                        -----------------------------------------------------------
                                                                               Signature(s)

                                                        -----------------------------------------------------------
                                                                               Signature(s)

                                                        Please sign here personally. Signature of stockholder(s)
                                                        should correspond directly with name(s) in which shares
                                                        are registered. If the stock is registered in more than one name, each joint owner or fiduciary should sign
                                                        personally. Only authorized officers should sign for a
                                                        corporation.

                                                                  PLEASE MARK, SIGN, DATE AND RETURN THIS
                                                                       PROXY CARD PROMPTLY USING THE
                                                                            ENCLOSED ENVELOPE
------------------------------------------------------  -----------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------

                                     SOLID     FOLD AND DETACH HERE     SOLID
                                   TRIANGLE                           TRIANGLE